Exhibit 99.1

Addentax Invests Equity Stake in Fresh Food Marketing Solution Provider, Well Information Technology Corporation

SHENZHEN, China, January 13, 2025 /PRNewswire/ — Addentax Group Corp. (“Addentax” or the “Company”) (Nasdaq: ATXG), an integrated service provider focusing on garment manufacturing, logistics services, property management, and subleasing, has announced that Addentax has purchased 3,750,000 common shares in Well Information Technology Corporation (“Well InfoTech”), a company incorporated under the jurisdiction of the State of Nevada. Well InfoTech and its subsidiaries are headquartered in Hangzhou, People’s Republic of China.

Well InfoTech’s core expertise lies in providing a comprehensive range of marketing solutions, including both online and offline marketing plans. Well InfoTech mainly serves store owners and managing personnel in fresh food industry across People’s Republic of China, mainly targeting large cities in China, such as Hangzhou, Beijing, and Heilongjiang. Their mission is to deliver comprehensive and tailored marketing solutions that enhance the visibility and profitability of fresh food store owners. Well InfoTech is committed to leveraging the latest digital tools and traditional marketing techniques to connect businesses with their customers, build lasting relationships, and promote a culture of healthy eating.

Pursuant to the Securities Purchase Agreement, the Company acquired 2.5% equity stake in Well InfoTech for a total consideration of USD $750,000. The investment was made in cash.

About Addentax Group Corp.

Addentax Group Corp. is an integrated service provider specializing in garment manufacturing, logistics services, and property management and subleasing. For more information about the Company, please visit the website: https://www.addentax.com/.

Caution Concerning Forward Looking Statements

All statements other than statements of historical fact in this announcement are forward-looking statements in nature within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company’s and Well InfoTech’s expectations with respect to the Agreement, the valuation of Well InfoTech including the products it offers and the markets in which it operates, and the Company and Well InfoTech’s projected future results, and known and unknown risks and uncertainties which are based on current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions are intended to identify such forward-looking statements. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results and encourages investors to consider risk factors, including those described in the Company’s filings with the U.S. Securities and Exchange Commission, that may affect the Company’s future results. All forward-looking statements attributable to the Company and its subsidiaries or persons acting on their behalf are expressly qualified in their entirety by these risk factors. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. These forward-looking statements are based on information currently available to Addentax and its current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to (i) risks related to the purchase of shares of Well InfoTech’s common stock, including risks related to the Company’s ability to realize some or all of the anticipated benefits from the purchase of the shares of Well InfoTech’s common stock, and (ii) other risks as set forth from time to time in the Company’s filings with the U.S. Securities and Exchange Commission, including the factors described in detail in the “Risk Factors” section of Addentax’s Annual Report on Form 10-K for the year ended March 31, 2024. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur, except as may be required by law.

Company Contact:

Public Relations Contact:

Addentax Group Corp.

Phone: + (86) 755 86961 405

xinyee.lee@zgyingxi.com

Investor Relations Contact:

Sherry Zheng

Weitian Group LLC

1-718-213-7386

shunyu.zheng@weitian-ir.com